Restructuring Charges	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring Charges

19. Restructuring Charges

In the first quarter of 2016, the Company initiated a workforce reduction program to align the size and composition of its workforce with its expected future operating and capital plans. Employee notifications related to the workforce reduction program were completed by June 30, 2016. The Company recognized $389 million of restructuring charges, comprised of $192 million in G&A and $197 million in Other (income) expense, net, in the Company’s Consolidated Statements of Income during the year ended December 31, 2016. All restructuring charges were recognized in 2016, with the exception of $21 million, primarily related to defined-benefit pension settlement expense, which was recognized during 2017 for lump-sum payments to terminated participants.